UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 11, 2022

(Date of Report: Date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio

(State or other jurisdiction of incorporation)

001-36613

(Commission File Number)

34-1585111

(I.R.S. Employer Identification Number)

15985 East High Street

Middlefield, Ohio 44062

(Address of principal executive offices, including zip code)

(440) 632-1666

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MBCN	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On May 11, 2022, Middlefield Banc Corp. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). Four proposals were voted upon at the Meeting, which were (1) the election of three persons to serve as directors of the Company for a three-year term expiring at the 2025 Annual Meeting of Shareholders; (2) approval of a non-binding advisory vote regarding the compensation of the Company’s named executive officers as disclosed in its proxy statement; (3) ratification of the selection of S. R. Snodgrass, P.C. as the independent registered public accountants for the fiscal year ending December 31, 2022; (4) a shareholder proposal with respect to the sale, merger, or other disposition of the Company. The proposals are described in detail in the Proxy Statement mailed to shareholders on or about April 5, 2022.

The results of the proposals appear below:

Proposal 1. Election of Directors for a three-year term:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Darryl E. Mast	3,226,523	883,975	747,206
William J. Skidmore	3,122,714	987,784	747,206
Carolyn J. Turk	3,096,811	1,013,687	747,206

Proposal 2. Non-binding advisory vote approving the compensation of the Company’s executive officers as disclosed in the proxy statement:

For	Against	Abstentions	Broker Non-Votes
3,059,219	972,027	79,252	747,206

Proposal 3. Ratification of the selection of S. R. Snodgrass, P. C. as independent registered public accountants.

For	Against	Abstentions	Broker Non-Votes
4,622,146	211,624	23,934	0

Proposal 4. The Stockholders voted against the Stockholder Proposal with respect to the sale, merger, or other disposition of the Company.

For	Against	Abstentions	Broker Non-Votes
1,319,828	2,718,428	72,242	747,206

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: May 12, 2022	/s/ James R. Heslop, II
Executive Vice President and COO